                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 21, 1998
                               (January 15, 1997)


                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)


Maryland                  1-10899                         13-2744380
-------------------       --------------------------      ---------------------
(State or other           (Commission File Number)       (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)

3333 New Hyde Park Road
New Hyde Park, New York                                  11042/0-0020
-------------------------------------                    ----------------------
(Address of principal executive                          (zip code)
offices)


                                  516/869-9000
                      -----------------------------------
                            Registrant's telelphone,
                              including area code

                                 Not Applicable
-------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)


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                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                   FORM 8-K/A


Item 5.  Other Events

         Shopping Center Acquisitions -

         The financial information included herein supplements the information provided on Form 8-K filed on January 22, 1998.

         Retail Property Acquisitions -

         As reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, certain subsidiaries of the Company's acquired interests in 49 fee and leasehold properties from a retailer, comprising approximately 5.9 million square feet of leaseable area located in Illinois, Missouri, Texas, Oklahoma, Kansas, Indiana and Iowa. The aggregate price was approximately $130 million, consisting of $70.5 million in cash and the assumption of approximately $59.5 million of existing mortgage debt on certain of these properties.

         Financial statement information required under Item 7 of Form 8-K was not required in connection with this retail property acquisition since this was an acquisition of non-operating rental real estate assets from a retailer in a sale/leaseback transaction and not a business with financial statements and information of the type required by Item 7. Accordingly, no Form 8-K was filed in this regard.

                                  Page 2 of 4

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                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                          CERTAIN ACQUIRED PROPERTIES

                     COMBINED HISTORICAL SUMMARY OF REVENUE
                         AND CERTAIN OPERATING EXPENSES

                      NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

Revenue:
Base rentals                                               $5,464,283
Operating reimbursements and other income                   1,376,765
                                                      ==================
                                                            6,841,048
                                                      ==================
Certain operating expenses:
Real estate taxes                                             627,889
Repairs and maintenance                                       977,472
                                                      ------------------
                                                            1,605,361
                                                      ------------------
Excess of revenue over certain
operating expenses                                         $5,235,687
                                                      ==================


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                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                          CERTAIN ACQUIRED PROPERTIES

                NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUE
                         AND CERTAIN OPERATING EXPENSES
                                  (UNAUDITED)

1.    Certain Properties Acquired

The Combined Historical Summary of Revenue and Certain Operating Expenses relates to the operations of the following certain acquired properties (the "Certain Acquired Properties"), while under ownership previous to Kimco Realty Corporation and Subsidiaries.

Property Name                                          Location
-------------                                          --------
Maplewood Plaza                                        Coral Springs, FL
Mountainside Plaza                                     Phoenix, AZ
Acadiana Square Shopping Center                        Lafeyette, LA
The Festival at Manassas                               Manassas, VA
The Gallery Shopping Center                            Greenville, SC
Tri-Cities Square Shopping Center                      Mount Dora, FL
North Rivers Market                                    North Charleston, SC

2.    Basis of Presentation

The Combined Historical Summary has been prepared on the accrual method of accounting. Certain operating expenses include operating and maintenance costs, real estate taxes, and insurance expenses relating to the operation of the Certain Acquired Properties. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and general and administrative expenses have been excluded from Certain operating expenses, as such costs are dependent upon a particular owner, purchase price or other financial agreement.

3.    Revenue Recognition

Minimum revenues from rental property are recognized on a straight-line basis over the terms of the related leases.

The future minimum revenues from rental property under the terms of all noncancellable tenant leases are approximately as follows:

1998              $     7,032,000
1999              $     6,546,000
2000              $     6,080,000
2001              $     5,657,000
2002              $     4,875,000
Thereafter        $    43,082,000

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